                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 2

          AMENDMENT NO. 2 dated as of October 10, 2000, between CHART INDUSTRIES, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the
                                              --------
Subsidiaries of the Borrower identified under the caption "SUBSIDIARY BORROWERS" on the signature pages hereto (individually, a "Subsidiary Borrower" and,
                                                -------------------
collectively, the "Subsidiary Borrowers"); each of the Subsidiaries of the
                   --------------------
Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
                               --------------------
"Subsidiary Guarantors" and, together with the Borrower and the Subsidiary
 ---------------------
Borrowers, the "Obligors"); each of the lenders that is a signatory hereto
                --------
(individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN
                  ------                          -------
BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and NATIONAL CITY
                                      --------------------
BANK, as Documentation Agent.

          The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"),
                                                        ----------------
providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate original principal amount not exceeding $300,000,000. The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment
                     -----------
No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "Applicable Margin" means, for any day, with respect to any ABR Loan
           -----------------
     (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar

     Spread" with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date; provided that until the
                                                     --------
     third Business Day after delivery of the Borrower's unaudited consolidated financial statements for the fiscal quarter ending September 30, 2000, the "Applicable Margin" shall be the applicable rate per annum set forth below in Category 1:

                                       ABR Spread            Eurodollar
                                      for Revolving          Spread for
         Leverage Ratio               Credit Loans            Revolving                                      Eurodollar
         --------------
                                      and Term Loan       Credit Loans and         ABR Spread for          Spread for Term
                                            A                Term Loan A            Term Loan B                Loan B
     ---------------------------------------------------------------------------------------------------------------------

           Category 1
           ----------
                                          2.25%                 3.25%                  2.75%                    3.75%
     Greater than 6.00 to 1
     ---------------------------------------------------------------------------------------------------------------------
           Category 2
           ----------
                                          2.00%                 3.00%                  2.50%                    3.50%

     Less than or equal to
     6.00 to 1 and greater
         than 5.50 to 1
     ---------------------------------------------------------------------------------------------------------------------
           Category 3
           ----------
                                          1.75%                 2.75%                  2.25%                    3.25%
     Less than or equal to
      5.50 to 1 and greater
         than 4.00 to 1
     ---------------------------------------------------------------------------------------------------------------------
           Category 4
           ----------
                                          1.50%                 2.50%                  2.25%                    3.25%
     Less than or equal to
     4.00 to 1 and greater
         than 3.50 to 1
     ---------------------------------------------------------------------------------------------------------------------
           Category 5
           ----------
                                          1.25%                 2.25%                  2.25%                    3.25%
     Less than or equal to
     3.50 to 1 and greater
         than 3.00 to 1
     ---------------------------------------------------------------------------------------------------------------------
           Category 6
           ----------
                                          1.00%                 2.00%                  2.25%                    3.25%
     Less than or equal to
              3.00
     =====================================================================================================================


     For purposes of the foregoing (but subject to the proviso above), (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 above
     --------
     (i) at any time that an Event of Default has occurred and is continuing and
     (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

          Notwithstanding the foregoing, the Applicable Margin with respect to Incremental Revolving Credit Loans of any Series, shall be the rate agreed upon at the time Incremental Revolving Credit Commitments of such Series are established pursuant to the relevant Incremental Revolving Credit Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
     whether such Loan, or the Loans constituting such Borrowing, are Revolving Credit Loans, Incremental Revolving Credit Loans, A Term Loans, B Term Loans, Swingline Loans or Foreign Currency Credits and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Incremental Revolving Credit Commitment of any Series, Term Loan A Commitment or Term Loan B Commitment.

          "Commitment" means a Revolving Credit Commitment, Incremental
           ----------
     Revolving Credit Commitment of any Series, Term Loan A Commitment or Term Loan B Commitment, or any combination thereof (as the context requires).

          "Credit Documents" means, collectively, this Agreement, the Letter of
           ----------------
     Credit Documents, the Security Documents and the Incremental Revolving Credit Agreements.

          "Incremental Revolving Credit Agreement" means an Agreement pursuant
           --------------------------------------
     to which Incremental Revolving Credit Commitments of any Series are established pursuant to Section 2.01(d).

          "Incremental Revolving Credit Commitment" means, with respect to each
           ---------------------------------------
     Incremental Revolving Credit Lender of any Series, the commitment, if any, of such Lender to make Incremental Revolving Credit Loans of such Series, expressed as an amount representing the maximum aggregate amount of such Lender's Incremental Revolving Credit Exposure of such Series hereunder, as such commitment may be (a) reduced from time to time pursuant to Section
     2.08 or 2.10(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Incremental Revolving Credit Lender's Incremental Revolving Credit Commitment of any Series will be specified in the Incremental Revolving Credit Agreement for such Series, or will be set forth in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Incremental Revolving Credit Commitment of such Series. The aggregate amount of the Incremental Revolving Credit Lenders' Incremental Revolving Credit Commitments of all Series will not exceed $10,000,000.

          "Incremental Revolving Credit Commitment Termination Date" means, with
           --------------------------------------------------------
     respect to each Series, the commitment termination date specified in the respective Incremental Revolving Credit Agreement.

          "Incremental Revolving Credit Exposure" means, with respect to any
           -------------------------------------
     Incremental Revolving Credit Lender of any Series at any time, the sum of the outstanding principal amount of such Lender's Incremental Revolving Credit Loans of such Series at such time.

          "Incremental Revolving Credit Lender" means a Lender with an
           -----------------------------------
     Incremental Revolving Credit Commitment or, if the Incremental Revolving Credit Commitments have terminated or expired, a Lender with Incremental Revolving Credit Exposure.

          "Incremental Revolving Credit Loan" means a Loan made pursuant to
           ---------------------------------
     Section 2.01(d).

          "Series" has the meaning assigned to such term in Section 2.01(d).
           ------

          "Syndicated Loans" means, collectively, the Revolving Credit Loans,
           ----------------
     Incremental Revolving Credit Loans, Term Loan A and Term Loan B.

          2.03. Section 2.01 of the Credit Agreement is hereby amended by adding a new clause (d) as follows:

          "(d)  Incremental Revolving Credit Loans.  In addition to Borrowings
                ----------------------------------
     of Revolving Credit Loans, A Term Loans and B Term Loans pursuant to paragraphs (a), (b) and (c) above, at any time and from time to time prior to December 30, 2001, the Borrower may request that one or more Persons (which may include a Lender) offer to enter into commitments to make additional revolving loans ("Incremental Revolving Credit Loans") under
                                  ----------------------------------
     this paragraph (d), it being understood that if such offer is to be made by any Person that is not already a Lender hereunder, the Administrative Agent shall have consented to such Person being a Lender hereunder to the extent such consent would be required pursuant to Section 10.04(b) in the event of an assignment to such Person. In the event that one or more of such Persons offer, in their sole discretion, to enter into such commitments, and such Persons and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Persons making such offers and the interest rate and fees (if any) to be payable by the Borrower in connection therewith, the commitment reduction schedule and commitment termination date to be applicable thereto, the Borrower, such Persons and the Administrative Agent shall execute and deliver an appropriate Incremental Revolving Credit Agreement, and such Persons shall become obligated to make Incremental Revolving Credit Loan, under this Agreement in an amount equal to the amount of their Incremental Revolving Credit Commitments, as specified in such Incremental Revolving Credit Agreement. The Incremental Revolving Credit Loans to be made pursuant to any such agreement between the Borrower and one or more Persons in response to any such request by the Borrower shall be deemed to be a separate "Series" of Incremental Revolving Credit Loans for all purposes of this
     -------
     Agreement and (except as otherwise expressly provided herein) shall be entitled to the same rights and privileges hereunder as the Revolving Credit Loans.

          Anything herein to the contrary notwithstanding, the Borrower shall not be entitled to request an Incremental Revolving Credit Borrowing unless, at the time of such request, (i) the Revolving Credit Commitments are fully utilized; (ii) the minimum aggregate principal amount of Incremental Revolving Credit Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Revolving Credit Loans) shall be $1,000,000 and (iii) the aggregate outstanding principal amount of Incremental Revolving Credit Loans of all Series, together with the aggregate unutilized Incremental Revolving Credit Commitments of all Series, shall not exceed $10,000,000 at any time.

          Following execution and delivery by the Borrower, one or more Incremental Revolving Credit Lenders and the Administrative Agent as provided above of an Incremental Revolving Credit Agreement with respect to any Series then, each Incremental Revolving Credit Lender of such Series agrees to make Incremental Revolving Credit Loans of such Series to the Borrower from time to time during the availability period for such Loans set forth in such Incremental Revolving Credit Agreement, in an aggregate principal amount that will not result in such Lender's Incremental Revolving Credit Loans of such Series exceeding such Lender's Incremental Revolving Credit Commitment of such Series; within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Incremental Revolving Credit Loans of such Series."

          2.04. Clause (i) of Section 2.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) whether the requested Borrowing is to be a Revolving Credit Borrowing, Incremental Revolving Credit Borrowing (including, if applicable, the respective Series of Incremental Revolving Credit Loans to which such Borrowing relates), Term Loan A Borrowing or Term Loan B Borrowing;"

          2.05 Clause (c)(i) of Section 2.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) the Borrowing to which such Interest Election Request applies (including, if applicable, the respective Series of Incremental Revolving Credit Loans to which such Interest Election Request relates) and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);"

          2.06. Clause (f) of Section 2.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(f)  Limitations on Lengths of Interest Periods.  Notwithstanding any
                ------------------------------------------
     other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue as a Eurodollar Borrowing:
     (i) any Revolving Credit Borrowing if the Interest Period requested therefor would end after the Revolving Credit Commitment Termination Date;
     (ii) any Incremental Revolving Credit Borrowing of a Series if the Interest Period requested therefor would end after the Incremental Revolving Credit Commitment Termination Date of such Series; (iii) any Term Borrowing if the Interest Period requested therefor would end after the Term Loan Maturity Date for the relevant Class; or (iv) any Term Borrowing if the Interest Period requested therefor would commence before and end after any Principal Payment Date for any Class unless, after giving effect thereto, the aggregate principal amount of the Term Loan A or Term Loan B, as the case may be, having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loan A or Term Loan B, respectively, permitted to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date."

          2.07. Clause (a), (b) and (c) of Section 2.08 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "(a)  Scheduled Termination.  Unless previously terminated, (i) the
                ---------------------
     Term Loan Commitments of each Class shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Revolving Credit Commitments shall terminate on the Revolving Credit Commitment Termination Date and
     (iii) the Incremental Revolving Credit Commitments of a Series shall terminate on the Incremental Revolving Credit Termination Date specified in the Incremental Revolving Credit Agreement of such Series.

          (b)   Voluntary Termination or Reduction.  The Borrower may at any
                ----------------------------------
     time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class pursuant
     --------
     to this Section shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.10, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments and (iii) the Borrower shall not terminate or reduce the Incremental Revolving Credit Commitments of any Series if, after giving effect to any concurrent prepayment of the Incremental Revolving Credit Loans of such Series in accordance with Section 2.10, the total Incremental Revolving Credit Exposures of such Series would exceed the total Incremental Revolving Credit Commitments of such Series.

          (c)  Notice of Voluntary Termination or Reduction.  The Borrower shall
               --------------------------------------------
     notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of
                                                    --------
     termination of the Revolving Credit Commitments or the Incremental Revolving Credit Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied."

          2.08. Section 2.09 of the Credit Agreement is hereby amended by renumbering clauses (ii), (iii), (iv) and (v) thereof as clauses (iii), (iv),
(v) and (vi) thereof and adding a new clause (ii) to read as follows:

          "(ii) to the Administrative Agent for account of the Incremental Revolving Credit Lenders of each Series the outstanding principal amount of the Incremental Revolving Credit Loans of such Series on the Incremental Revolving Credit Commitment Termination Date of such Series;"

          2.09. Clause (b)(ii) of Section 2.10 is hereby amended in its entirety to read as follows:

          "(ii)  Debt Incurrence.  Upon any Debt Incurrence after the Effective
                 ---------------
     Date, the Borrower shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.05(k)), and/or the Revolving Credit Commitments and/or the Incremental Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause
     (vii) of this paragraph."

          2.10. Clause (a) of Section 2.11 is hereby amended in its entirety to read as follows:

          "(a)  Commitment Fee.  The Borrower agrees to pay to the
                --------------
     Administrative Agent for account of (i) each Revolving Credit Lender a commitment fee, which shall accrue at a rate per annum equal to the Commitment Fee Rate on the average daily unused amount of the Revolving Credit Commitment of such Lender during the period from and including the Effective Date hereof to but excluding the earlier of the date such Revolving Credit Commitment terminates and the Revolving Credit Commitment Termination Date and (ii) each Incremental Revolving Credit Lender a commitment fee, which shall accrue at a rate per annum on the average daily unused amount of the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender as shall be agreed upon in the respective Incremental Revolving Credit Agreement at the time such Incremental Revolving Credit Commitment is established. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the earlier of the date the Revolving Credit Commitment or the Incremental Revolving Credit Commitment, as applicable, terminates and the Revolving Credit Commitment Termination Date or the Incremental Revolving Credit Commitment Termination Date, as applicable, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to the Revolving Credit Commitments, the Revolving Credit Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Credit Loans and LC Exposure of such Lender (and the Swingline Exposure and Foreign Currency Exposure of such Lender shall be disregarded for such purpose)."

          2.11. Clause (d) of Section 2.12 is hereby amended in its entirety to read as follows:

          "(d)  Payment of Interest.  Accrued interest on each Loan shall be
                -------------------
     payable in arrears on each Interest Payment Date for such Loan and, in the case of (x) Revolving Credit Loans, upon termination of the Revolving Credit Commitments and (y) Incremental Revolving Credit Loans of a Series, upon termination of the Incremental Revolving Credit Commitments of such Series; provided that (i) interest accrued pursuant to paragraph (c) of
             --------
     this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of (x) a Revolving Credit ABR Loan prior to the Revolving Credit Commitment Termination Date or (y) an Incremental Revolving Credit ABR Loan of a Series prior to the Incremental Revolving Credit Commitment Termination Date of such Series), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion."

          2.12. Clause (c)(iii) and (iv) of Section 2.17 are hereby amended in their entirety to read as follows:

          "(iii) each payment or prepayment of principal of Revolving Credit Loans, Incremental Revolving Credit Loans of a Series, the Term Loan A and the Term Loan B by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans of such Class (and, if applicable, such Series) held by them; and (iv) each payment of interest on Revolving Credit Loans, Incremental Revolving Credit Loans of a Series, the Term Loan A and the Term Loan B by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders."

          2.13. Clause (a) of Section 7.01 is hereby amended in its entirety to read as follows:

          "(a) Indebtedness created hereunder and under the other Credit Documents (including in respect of Incremental Revolving Credit Loans);"

          2.14. Clause (a) of Section 7.02 is hereby amended in its entirety to read as follows:

          "(a) Liens created pursuant to the Security Documents (including in respect of Incremental Revolving Credit Loans);"

          2.15. Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 7.09.  Certain Financial Covenants.
                          ---------------------------

          (a)  Leverage Ratio.  The Borrower will not permit the Leverage Ratio
               --------------
     to exceed the following respective ratios at any time during the following respective periods:

                  Period                               Ratio
                  ------                             ---------

          From July 1, 2000 through                  6.00:1.00
           September 30, 2000

          From October 1, 2000 through               5.75:1.00
           December 31, 2000

          From January 1, 2001 through               5.50:1.00
           March 31, 2001

          From April 1, 2001 through                 5.25:1.00
           June 30, 2001

          From July 1, 2001 through                  5.00:1.00
           September 30, 2001

          From October 1, 2001 through               4.75:1.00
           December 31, 2001

          From January 1, 2002 through               2.75:1.00
           December 31, 2002

          From January 1, 2003 and                   2.50:1.00
           thereafter

          (b)  Interest Coverage Ratio.  The Borrower will not permit the
               -----------------------
     Interest Coverage Ratio to be less than the following respective ratios as at the last day of any fiscal quarter ending during the following respective periods:

                  Period                               Ratio
                  ------                             ---------

          From July 1, 2000 through                  1.00:1.00
           September 30, 2000

          From October 1, 2000 through               1.00:1.00
           December 31, 2000

          From January 1, 2001 through               1.05:1.00
           March 31, 2001

          From April 1, 2001 through                 1.10:1.00
           June 30, 2001

          From July 1, 2001 through                  1.15:1.00
           September 30, 2001

          From October 1, 2001 through               1.20:1.00
           December 31, 2001

          From January 1, 2002 through               3.25:1.00
           December 31, 2002

          From January 1, 2003 through               3.50:1.00
           December 31, 2003

          From January 1, 2004 through               3.75:1.00
           December 31, 2005

          From January 1, 2006 and                   4.00:1.00
           thereafter

          (c)  Fixed Charge Coverage Ratio. The Borrower will not permit the
               ---------------------------
     Fixed Charge Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:

                  Period                               Ratio
                  ------                             ---------

          From January 1, 2000 through               0.90:1.00
           September 30, 2000

          From October 1, 2000 to

                       December 31, 2001                    0.85:1.00

                     From January 1, 2002 and thereafter    1.25:1.00

          (d)  Net Worth.  The Borrower will not permit its Net Worth to be less
               ---------
     than the sum of (a) $57,500,000 plus (b) 50% of net income (if positive) of
                                     ----
     the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for each fiscal quarter commencing with the fiscal quarter ending June 30, 2000 minus (c) the aggregate amount of any write-
                                  -----
     downs of goodwill taken subsequent to August 24, 1999 but not exceeding $10,000,000 minus (d) the aggregate amount of foreign currency translation
                 -----
     losses, offset by any translation gains, subsequent to March 31, 2000, but not exceeding $10,000,000."

          Section 3.  Waivers.  Effective as provided in Section 5 below, the
                      -------
Lenders hereby waive any Default that has occurred and/or is continuing on or prior to the date hereof under the provisions of Section 7.09 of the Credit Agreement (as in effect immediately prior to giving effect to this Amendment No.
2).

          Section 4.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants to the Lenders that the representations and warranties set forth in
Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 2.

          Section 5.  Conditions Precedent.  The amendments to the Credit
                      --------------------
Agreement set forth in Section 2 and the waivers set forth in Section 3 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          5.01.  Execution by All Parties.  This Amendment No. 2 shall have been
                 ------------------------
executed and delivered by each of the Obligors and the Required Lenders.

          5.02.  Documents.  The Administrative Agent shall have received the
                 ---------
following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

          (1)  Corporate Documents.  Certified copies of the charter and
               -------------------
     by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Effective Date pursuant to the Credit Agreement) and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby and extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

          (2)  Opinion of Counsel to the Obligors. A favorable written opinion
               ----------------------------------
     (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the Administrative Agent) of (i) Calfee, Halter & Griswold LLP, counsel for the Obligors, and (ii) such other counsel to one or more of the Obligors, in each case in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors and this Amendment No. 2 as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          (3)  Other Documents.  Such other documents as the Administrative
               ---------------
     Agent or any lender or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, may reasonably request.

          5.03.  Amendment Fee.  The Administrative Agent shall have received
                 -------------
for account of each Lender that consents to this Amendment No. 2 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 2) by 5:00 p.m., New York City time, on October 10, 2000 an amendment fee in an amount equal to 0.25% of the sum of Revolving Credit Exposures and unused Revolving Credit Commitments, outstanding A Term Loans, and outstanding B Term Loans of each such Lender.

          Section 5.  Miscellaneous.  The Borrower shall pay all reasonable
                      -------------
expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 2. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

                              CHART INDUSTRIES, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Chief Financial Officer and Treasurer


                      SUBSIDIARY BORROWERS
                      --------------------


                              CHART HEAT EXCHANGERS LIMITED


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Director


                              CHART-AUSTRALIA PTY, LTD.


                              By /s/ Arthur S. Holmes
                                -----------------------------
                                Name:  Arthur S. Holmes
                                Title:  Director

                              SUBSIDIARY GUARANTORS
                              ---------------------


                                   ALTEC, INC.


                                   By /s/ Don A. Baines
                                     ----------------------------
                                     Name:  Don A. Baines
                                     Title: Assistant Secretary


                                   CHART HEAT EXCHANGERS LIMITED
                                    PARTNERSHIP

                                   By:  CHART MANAGEMENT COMPANY, INC.,
                                        as its sole general partner


                                   By /s/ Don A. Baines
                                     ----------------------------
                                     Name:  Don A. Baines
                                     Title: Secretary and Treasurer


                                   CHART INDUSTRIES FOREIGN SALES
                                    CORPORATION


                                   By /s/ Don A. Baines
                                     ----------------------------
                                     Name:  Don A. Baines
                                     Title: Secretary and Treasurer


                                   CHART INTERNATIONAL INC.


                                   By /s/ Don A. Baines
                                     ----------------------------
                                     Name:  Don A. Baines
                                     Title: Treasurer and Chief Financial
                                             Officer

                              CHART MANAGEMENT COMPANY, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Secretary and Treasurer


                              CHART LEASING, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title:  Secretary and Treasurer


                              CHART CRYOGENIC SERVICES, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Assistant Secretary


                              CHART, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Secretary and Treasurer


                              CHART INTERNATIONAL HOLDINGS, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Secretary and Treasurer


                              CHART ASIA, INC.


                              By /s/ Don A. Baines
                                -----------------------------
                                Name:  Don A. Baines
                                Title: Secretary and Treasurer

                              CAIRE INC.


                              By /s/ Don A. Baines
                                 ------------------------------
                                 Name: Don A. Baines
                                 Title: Secretary and Treasurer

                              LENDERS
                              -------

                              THE CHASE MANHATTAN BANK,
                                individually and as Administrative Agent


                              By /s/ Henry W. Centa
                                 -----------------------------------
                                 Name: W. Centa
                                 Title: Vice President


                              NATIONAL CITY BANK


                              By /s/ Anthony J. DiMare
                                 -----------------------------------
                                 Name: Anthony J. DiMare
                                 Title: Senior Vice President


                              BANK ONE, MICHIGAN


                              By /s/ Paul R. DeMelo
                                 -----------------------------------
                                 Name: Paul R. DeMelo
                                 Title: Managing Director


                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By: Van Kampen Investment Advisory Corp.


                              By /s/ Darvin D. Pierce
                                 -----------------------------------
                                 Name: Darvin D. Pierce
                                 Title: Vice President


                              SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research,
                                  as Investment Advisor


                              By: /s/ Payson F. Swaffield
                                 -----------------------------------
                                 Name: Payson F. Swaffield
                                 Title: Vice President

                              U.S. BANK NATIONAL ASSOCIATION


                              By __________________________________
                                 Name:
                                 Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By /s/ J. Scott Jessup
                                 ----------------------------------
                                 Name: J. Scott Jessup
                                 Title: Vice President


                              FLEET NATIONAL BANK


                              By __________________________________
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By /s/ Gregory Hong
                                 ----------------------------------
                                 Name: Gregory Hong
                                 Title: Duly Authorized Signatory


                              HARRIS TRUST AND SAVINGS BANK


                              By /s/ Michael J. Johnson
                                 ----------------------------------
                                 Name: Michael J. Johnson
                                 Title: Vice President

                              THE HUNTINGTON NATIONAL BANK


                              By /s/ Laura L. Conway
                                 ----------------------------------
                                 Name: Laura L. Conway
                                 Title: Vice President


                              NATIONSBANK, N.A.


                              By __________________________________
                                 Name:
                                 Title:


                              STATE STREET BANK AND TRUST
                               COMPANY


                              By __________________________________
                                 Name:
                                 Title:


                              BANK AUSTRIA CREDITANSTALT
                               CORPORATE FINANCE, INC.


                              By __________________________________
                                 Name:
                                 Title:


                              FIRST MERIT BANK N.A.


                              By /s/ Robert W. Carpenter
                                 ----------------------------------
                                 Name: Robert W. Carpenter
                                 Title: Executive Vice President

                              KEYBANK NATIONAL ASSOCIATION


                              By __________________________________
                                 Name:
                                 Title:


                              KZH RIVERSIDE LLC


                              By /s/ Susan Lee
                                 ----------------------------------
                                 Name: Susan Lee
                                 Title: Authorized Agent


                              KZH STERLING LLC


                              By /s/ Susan Lee
                                 ----------------------------------
                                 Name: Susan Lee
                                 Title: Authorized Agent


                              KZH CYPRESSTREE - 1 LLC


                              By /s/ Susan Lee
                                 ----------------------------------
                                 Name: Susan Lee
                                 Title: Authorized Agent